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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




Date of Report
                             (Date of earliest event reported): October 18, 1996




                            MULTIMEDIA GAMES, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




     Texas                           0-28318                      74-2611034
---------------               --------------------           -------------------
(State or other                  (File Number)                   (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)




7335 S. Lewis Avenue, Suite 204, Tulsa, Oklahoma                       74136
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)



                                (918) 494-0576
--------------------------------------------------------------------------------
              Registrant's telephone number, including area code





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                                                                          Page 2




Item 5. Other Events

U.S. Attorney Investigation

         On October 18, 1996, Multimedia Games, Inc. (the "Company") issued a press release announcing that the Company had been informed by the U.S. Attorney's office in Tulsa, Oklahoma, that the Company was part of an ongoing criminal investigation to determine whether the Company's MegaMania bingo game constitutes Class III or Class II gaming within the meaning of the Indian Gaming Regulatory Act (the "Gaming Act"). A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

         MegaMania has been designed and is operated as a Class II game within the definition of bingo set forth in the Gaming Act. In a written opinion dated July 10, 1996, the Company was informed by the National Indian Gaming Commission ("NIGC"), of the NIGC's determination that MegaMania constituted a Class II game. The Company has relied on the NIGC's opinion in conducting its operations and believes that the NIGC made its determination with a complete and accurate understanding of the facts and the applicable law. The Company is unaware of any circumstances that would have caused the investigation by the U.S. Attorney or on what basis the U.S. Attorney could conclude that MegaMania is not a Class II game.

         The Gaming Act classifies games that may be played on Indian land into three categories. Class I gaming includes traditional Indian social and ceremonial games and is regulated only by the tribes. Class II gaming includes bingo, pull-tabs, lotto, punch boards, tip jars, instant bingo, certain card games played under limited circumstances and other games similar to bingo if those games are played at the same location where bingo is played. Class III gaming consists of all forms of gaming that are not Class I or Class II, such as video casino games, slot machines, most table games (e.g., blackjack and craps) and keno.

         Generally speaking, Class II gaming may be conducted on Indian lands if the state in which the Indian reservation is located permits such gaming for any purpose by any person. Class III gaming, on the other hand, may only be conducted pursuant to a compact reached between the Indian tribe and the state in which the tribe is located.

         No assurances can be given that the U.S. Attorney will not conclude that MegaMania is Class III gaming. If the U.S. Attorney does reach such a conclusion, the Company intends to vigorously defend its position that MegaMania is a Class II game. No assurances can be given that the Company will be successful on the merits. If MegaMania is ultimately determined to be Class III gaming, the loss of the MegaMania business would have a material adverse effect upon the Company's financial condition and results of operation.

Relocation of MegaBingo Game Drawing and Satellite Uplink Operations

         Prior to November, 1996, the Company's uplink transmission of its closed-circuit




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                                                                          Page 3





satellite MegaBingo game has been broadcast from the Muscogee (Creek) Nation ("Creek") bingo facility in Tulsa, Oklahoma. On October 8, 1996, the Company received a letter from the Muscogee (Creek) Nation Gaming Authority Board ("GOAB") purporting to terminate all agreements between the Company and the GOAB. The letter indicated the Company failed to timely provide certain information and failed to provide notice of the U.S. Attorney's investigation. The Company disputes the contents of the letter and in view of the change in the relationship between the Company and the GOAB, in November 1996, the Company relocated its MegaBingo satellite uplink to the Cheyenne-Arapaho Lucky Star gaming facility located approximately 20 miles west of Oklahoma City in Concho, Oklahoma.

         In addition, the Company removed all (approximately 70) of its MegaMania machines from the Creek facilities and placed them in gaming facilities of other tribes. The Company does not expect the loss of machines at the Creek facilities will have a material adverse impact on the Company's operations because it is the Company's experience that players will migrate to alternative MegaMania sites in the geographic area rather than not play the game. Further, the machines removed from the Creek site have been placed in other gaming facilities and are generating gaming revenues, although there can be no assurance that the gaming revenues generated in the new facilities will equal those of the machines while in the Creek facilities.

         The Company currently expects that MegaBingo will continue to be played at the Creek facilities, notwithstanding the move of the satellite uplink. However, there can be no assurance that such activity will be continued or be continued at or near the level of play historically experienced at the facilities before the move of the satellite uplink.



Completion of Private Placement

         On November 22, 1996, the Company completed the private placement (the "Placement") of 1,158,833 shares of Common Stock and 1,158,833 Redeemable Common Stock Purchase Warrants. The Common Stock and the Warrants were sold as a Unit at a purchase price of $3.00 per unit. Total cash proceeds to the Company from the Placement (which excludes the conversion to equity of $800,000 of bridge debt financing) was approximately $2,676,500 and net cash proceeds(after deduction of fees, costs and commissions) was approximately $2,200,000. The net cash proceeds are intended to finance the expansion of the Company's MegaMania network.

         Each Warrant is exercisable commencing on August 12, 1997, for one share of Common Stock at a purchase price of $8.00 per share, subject to certain adjustments. The Warrants are redeemable after August 12, 1997, for $.10 per Warrant once the Company's Common Stock has maintained a closing price of at least $12.00 per share for 20 connective trading days. A copy of the company's press release announcing the





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                                                                          Page 4




completion of the Placement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Filing of Registration Statement On Behalf of Selling Stockholders

         On November 25, 1996, the Company filed a registration statement with the Securities and Exchange Commission on Form S-3 for the purpose of registering the sale of 2,293,208 shares of Common Stock held by the various Selling Stockholders named therein. Included in the shares being registered are 175,000 shares of Common Stock issuable upon the exercise of warrants at a purchase price of $3.50 per share. The Company will not receive any of the proceeds from the sale of shares by the Selling Stockholders.

         As of November 25, 1996, the Company had 4,026,783 shares of Common Stock outstanding. Assuming the issuance of 175,000 additional shares upon the exercise of the warrants, the shares included in the registration statement represent approximately 55% of the issued and outstanding shares of Common Stock. Virtually all of the 2,293,208 shares included in the registration statement are subject to agreements between each Selling Stockholder and Walsh, Manning Securities, Inc. ("Walsh, Manning"), pursuant to which the Selling Stockholder has agreed not to sell such shares without the prior consent of Walsh, Manning and has granted to Walsh, Manning a right of first refusal to purchase any of the shares proposed to be sold. A copy of the Company's press release relating to the filing of the registration statement is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 7.  Financial statements, Pro forma Financial Information and Exhibits.

         Exhibit 99.1     Press Release dated October 18, 1996.

         Exhibit 99.2     Press Release dated December 4, 1996.

         Exhibit 99.3     Press Release dated December 5, 1996.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MULTIMEDIA GAMES, INC.





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                                                                          Page 5



                                        Dated: December 9, 1996

                                        By: /s/ MIKE HOWARD
                                           ------------------------------------
                                           Mike Howard
                                           Vice President - Finance and
                                           Chief Financial Officer




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                                 EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION
-----------                             -----------
99.1                             Press Release issued October 18, 1996

99.2                             Press Release issued December 4, 1996

99.3                             Press Release issued December 6, 1996